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                                                                    EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  August 11, 2003                          /s/ Kenneth I. Moch
                                                 -------------------------------
                                                 Kenneth I. Moch
                                                 President and Chief Executive
                                                 Officer


Dated:  August 11, 2003                          /s/ Elizabeth A. O'Dell
                                                 -------------------------------
                                                 Elizabeth A. O'Dell
                                                 Vice President, Finance
                                                 Secretary and Treasurer